                                                                  EXHIBIT 10.37


                      WAIVER NUMBER 1 AND FIFTH AMENDMENT

         WAIVER NUMBER 1 AND FIFTH AMENDMENT, dated as of November 25, 1996 (this "Amendment"), to the Amended and Restated Credit and Guarantee Agreement, dated as of August 30, 1994 (as amended, supplemented or otherwise modified, the "Fleer Credit Agreement"), among Marvel Entertainment Group, Inc. (the "Company"), Fleer Corp. ("Fleer"), the banks and other financial institutions from time to time parties thereto (the "Fleer Banks"), the Co-Agents named therein and The Chase Manhattan Bank (formerly known as Chemical Bank), as administrative agent (in such capacity, the "Administrative Agent") for the Fleer Banks.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company, Fleer, the Fleer Banks and the Administrative Agent are parties to the Fleer Credit Agreement;

         WHEREAS, the Company and Fleer have requested that the Administrative Agent and the Fleer Banks consent to certain transactions and amend certain provisions of the Fleer Credit Agreement, as set forth herein; and

         WHEREAS, the Administrative Agent and the Fleer Banks are willing to grant such consents and to effect such amendments, but only upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company, Fleer, the Fleer Banks and the Administrative Agent hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, terms defined in the Fleer Credit Agreement shall have such meanings when used herein.

         2. Waiver of Subsection 8.1. The Administrative Agent and the Fleer Banks hereby waive compliance with the provisions of subsection 8.1 of the Fleer Credit Agreement for all periods ending during the period from September 30, 1996 through March 30, 1997.

         3. Amendment of Subsection 1.1. Subsection 1.1 of the Fleer Credit Agreement hereby is amended by:

(a) deleting in their entirety the definition of the terms "Applicable Margin", "Exposure" and "Participation Agreement" contained therein;

(b) inserting therein in proper alphabetical order the following definitions:

              "Applicable Margin" shall mean (a) for each Alternate Base Rate Loan, 2% per annum and (b) for each Eurodollar Loan, 3% per annum.

              "Exposure" shall mean, at any date, the sum of the Aggregate Commitment at such date and the aggregate amount of participating interests in the Italian L/C then held by the Fleer Banks parties to the Participation Agreement;

              "Italian L/C" shall mean the letter of credit issued by The Chase Manhattan Bank for the account of Panini which secures the obligations owing by Panini to the Local Lender on account of the Local Loan;

              "Participation Agreement" shall mean the Participation Agreement, dated as of November 30, 1996, among the Participants named therein and The Chase Manhattan Bank, as the same may be amended, supplemented or otherwise modified from time to time;

(c) deleting from the parenthetical contained in clause (c) of the definition of the term "Net Proceeds Event" contained therein the phrase "as in effect as of the Second Amendment Effective Date" and substituting therefor the phrase "as in effect from time to time".

         4. Amendment of Subsection 5.10. Subsection 5.10 of the Fleer Credit Agreement hereby is amended by deleting the date "December 31, 1993" contained therein and by substituting therefor the date "November 25, 1996".

         5. Amendment of Subsection 8.2. Subsection 8.2 of the Fleer Credit Agreement hereby is amended by:

(a) deleting clause (j) thereof in its entirety and substituting therefor the following:

              (j) Indebtedness in respect of lines of credit for Panini and its Subsidiaries in an aggregate principal amount not to exceed Italian Lira 75,000,000,000 at any one time outstanding; provided that the proceeds of any borrowings under such lines of credit are used for working capital purposes of the Company and its Subsidiaries;

(b) deleting from clause (n) thereof the word "and" which appears immediately following the semi-colon at the end thereof;

(c) deleting from clause (o) thereof (i) the date "December 31, 1996" and substituting therefor the date "March 30, 1997" and (ii) the period which appears at the end thereof and substituting therefor a semi-colon followed by the word "and"; and

(d) inserting therein as new clause (p) thereof the following:

              (p) Indebtedness of Panini in respect of the Italian L/C.

         6. Amendment of Subsection 8.6. Subsection 8.6 of the Fleer Credit Agreement hereby is amended by:

(a) deleting from clause (g) thereof the word "and" which appears immediately following the semi-colon at the end thereof;

(b) deleting from clause (h) thereof the period which appears at the end thereof by substituting therefor a semi-colon followed by the word "and"; and

(c) inserting therein as a new clause (i) thereof the following:

              (i) the sale to Affiliates of the Company or other third parties of accounts receivable and other assets of the Company and its Subsidiaries upon terms approved by the Majority Banks; provided that
         (1) the sum of (A) the aggregate fair market value of assets (other than accounts receivable) sold and (B) the amount equal to (i) the aggregate purchase price paid for all accounts receivable sold minus (ii) payments received from account debtors in respect of accounts receivable previously sold, does not exceed $50,000,000 in the aggregate and (2) the proceeds thereof shall be used by the Company and its Subsidiaries for working capital purposes in the ordinary course of business.

         7. Amendment of Subsection 8.10. Subsection 8.10 of the Fleer Credit Agreement hereby is amended by (a) deleting the word "and" which appears at the end of clause (iii) of the proviso thereto and substituting a comma therefor and (b) inserting immediately before the period at the end thereof the following:

    and (v) sales, transfers and other dispositions permitted by subsection
    8.6(i)

         8. Amendment of Subsection 12.12(b). Subsection 12.12 of the Fleer Credit Agreement hereby is amended by deleting clause (b) thereof in its entirety and by substituting therefor the following:

         (b) any collateral and/or guarantee obligations provided for in any Security Document to the extent necessary to permit the consummation of any transaction permitted by subsection 8.5 or 8.6 of this Agreement; provided that any Net Proceeds resulting from such transaction (other than transactions contemplated by subsection 8.6(i) and any other transactions permitted by subsection 8.5 or 8.6 as in effect as of November 26, 1996) are applied in the manner contemplated by subsection 4.3 of this Agreement.

         9. Consent. The Administrative Agent and the Banks hereby consent that either:

         (a) the Term Loan and Guarantee Agreement, dated as of August 30, 1994 (as amended, supplemented or otherwise modified from time to time, the "Existing Italian Agreement"), among the Company, Panini S.p.A. (formerly known as Marvel Comics Italia S.r.l.) and Istituto Bancario San Paolo di Torino, S.p.A., may be amended in order to (i) decrease the "Applicable Margin" set forth therein, (ii) loosen or eliminate certain covenants and defaults contained therein and/or (iii) permit the Lender thereunder (and as defined therein) to assign its rights and obligations thereunder to another lender reasonably acceptable to the Administrative Agent; provided that the terms of such amendment are approved by the Majority Banks; or

         (b) Panini S.p.A. may enter into a term loan agreement (the "Substitute Italian Agreement") with a lender approved by the Majority Banks in an aggregate principal amount not to exceed the amount presently outstanding under the Existing Italian Agreement, bearing interest at a rate not in excess of that applicable to amounts under the Existing Italian Agreement, having a final maturity and amortization which is identical to that contained in the Existing Italian Agreement and otherwise having terms which are approved by the Majority Banks; provided that the proceeds of the Substitute Italian Agreement are applied to pay all amounts outstanding under the Existing Italian Agreement.

In the event that Panini S.p.A. does enter into the Substitute Italian Agreement, all references to the term (i) "Local Lender" contained in the Fleer Credit Agreement shall be deemed to be references to the lender party to the Local Loan Agreement, (ii) "Local Loan Agreement" contained in the Fleer Credit Agreement shall be deemed to be references to such amended and restated agreement and (iii) "Local Loan" contained in the Fleer Credit Agreement shall be deemed to be references to the loan under the Local Loan Agreement.

         10. Representations and Warranties. Each of the Company and Fleer hereby confirms, reaffirms and restates the representations and warranties made by it in Section 5 of the Fleer Credit Agreement, provided that each reference to the Fleer Credit Agreement therein shall be deemed to be a reference to the Fleer Credit Agreement after giving effect to this Amendment and to each other amendment, supplement and other modification executed and delivered by the Company or any of its Subsidiaries on the date hereof. The Company represents and warrants that, after giving effect to this Amendment and to each other amendment, supplement and other modification executed and delivered by the Company or any of its Subsidiaries on the date hereof, no Default or Event of Default has occurred and is continuing.

         11. Continuing Effect of Fleer Credit Agreement. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Fleer Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company or Fleer that would require a waiver or consent of the Fleer Banks or the Administrative Agent. Except as expressly amended or modified herein, the provisions of the Fleer Credit Agreement are and shall remain in full force and effect.

         12. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Amendment (or its signature page thereof) shall be deemed to be an executed original thereof.

         13. Effectiveness. This Amendment shall be effective upon receipt by the Administrative Agent of:

(a) counterparts hereof, duly executed and delivered by the Company, Fleer and the Majority Banks; provided that (i) the amendment of the definition of the term "Net Proceeds Event" contained in Section 3(c) hereof shall be effective only upon receipt of counterparts hereof, duly executed and delivered by the Company, Fleer and the Required Banks and (ii) the amendment of the terms "Exposure", "Italian L/C" and "Participation Agreement" shall become effective only upon the issuance of the Italian L/C; and

(b) an amendment fee, for the account of each Fleer Bank who executes and delivers the Amendment prior to November 26, 1996, in the amount equal to
    12.5 b.p. on the Revolving Credit Commitment of such Fleer Bank.

         14. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                            MARVEL ENTERTAINEMENT GROUP, INC.



                                            By: /s/ Bobby G. Jenkins
                                               --------------------------------
                                                Name:  Bobby G. Jenkins
                                                Title: Chief Financial Officer

                                            FLEER CORP.


                                            By: /s/ William H. Marks
                                               --------------------------------
                                                Name:  William H. Marks
                                                Title: Chief Financial Officer

                                            THE CHASE MANHATTAN BANK (formerly
                                            known as Chemical Bank and as
                                            successor by merger to The Chase
                                            Manhattan Bank, N.A.), as
                                            Administrative Agent and as a Bank


                                            By: /s/ Susan E. Atkins
                                               --------------------------------
                                               Name:  Susan E. Atkins
                                               Title: Vice President

                                            THE LONG-TERM CREDIT BANK OF JAPAN,
                                            LTD., LOS ANGELES AGENCY


                                            By: /s/ Paul B. Clifford
                                               --------------------------------
                                               Name:  Paul B. Clifford
                                               Title: Deputy General Manager

                                            THE BANK OF NEW YORK


                                            By: /s/ Catherine G. Goff
                                               --------------------------------
                                               Name:  Catherine G. Goff
                                               Title: Assistant Vice President

                                            CIBC, INC.


                                            By: /s/ illegible
                                               --------------------------------
                                               Name:
                                               Title: Director CIBC Wood
                                                      Gendy Securities Corp.,
                                                      as agent

                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By: /s/ Frederick Haddad
                                               --------------------------------
                                               Name:  Frederick Haddad
                                               Title: Senior Vice President

                                            CREDIT LYONNAIS CAYMAN ISLAND
                                            BRANCH


                                            By: /s/ Frederick Haddad
                                               --------------------------------
                                               Name:  Frederick Haddad
                                               Title: Authorized Signature

                                            NATIONSBANK, N.A.


                                            By: /s/ Margaret Flanagan
                                               --------------------------------
                                               Name:  Margaret Flanagan
                                               Title: Associate

                                            CORESTATES BANK, N.A.


                                            By: /s/ illegible
                                               --------------------------------
                                               Name:
                                               Title:

                                            THE TORONTO-DOMINION BANK


                                            By: /s/ illegible
                                               --------------------------------
                                               Name:
                                               Title:

                                            THE NIPPON CREDIT BANK, LTD.


                                            By: /s/ Yoshihide Watanabe
                                               --------------------------------
                                               Name:  Yoshihide Watanabe
                                               Title: Vice President
                                                      and Manager

                                            BANK OF AMERICA ILLINOIS


                                            By: /s/ L. Dustin Vincent
                                               --------------------------------
                                               Name:  L. Dustin Vincent
                                               Title: Managing Director

                                            BANK OF HAWAII


                                            By: /s/ Mark Barra
                                               --------------------------------
                                               Name:  Mark Barra
                                               Title: Vice President

                                            THE FIRST NATIONAL BANK OF BOSTON


                                            By: /s/ Richard D. Hill, Jr.
                                               --------------------------------
                                               Name:  Richard D. Hill, Jr.
                                               Title: Director

                                            FLEET BANK


                                            By: /s/ Alex Sade
                                               --------------------------------
                                               Name:  Alex Sade
                                               Title: Senior Vice President

                                            THE SUMITOMO BANK, LIMITED, NEW YORK
                                            BRANCH


                                            By: /s/ John C. Kissinger
                                               --------------------------------
                                               Name:  John C. Kissinger
                                               Title: Joint General Manager

                                            UNION BANK


                                            By: /s/ B. Adam Trout
                                               --------------------------------
                                               Name:  B. Adam Trout
                                               Title: Assistant Vice President

                                            THE FUJI BANK, LTD. - NEW YORK
                                              BRANCH


                                            By: /s/ Teje Teramoto
                                               --------------------------------
                                               Name:  Teje Teramoto
                                               Title: Vice President
                                                      and Manager

                                            CITIBANK, N.A.


                                            By: /s/ James Buchanan
                                               --------------------------------
                                               Name:  James Buchanan
                                               Title: Attorney-in-Fact

                                            IBJ SCHRODER BANK & TRUST COMPANY


                                            By: /s/ Mary McLaughlin
                                               --------------------------------
                                               Name:  Mary McLaughlin
                                               Title: Vice President

                                            ISTITUTO BANCARIO SAN PAOLO DI
                                            TORINO, S.P.A., NEW YORK LIMITED
                                            BRANCH


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            FIRST HAWAIIAN BANK


                                            By: /s/ Kathryn A. Plumb
                                               --------------------------------
                                               Name:  Kathryn A. Plumb
                                               Title: Vice President